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                                                                    Exhibit 99.1


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
FOR IMMEDIATE RELEASE                             FOR MORE INFORMATION CALL
                                                  PRIME RETAIL, INC.:
SEPTEMBER 3,  2003                                INVESTORS:  ROBERT A. BRVENIK
                                                              PRESIDENT AND CHIEF FINANCIAL OFFICER
                                                              (410) 234-1750

                                                  MEDIA:      STEVEN A. SLESS
                                                              DIRECTOR - PUBLIC RELATIONS
                                                              (410) 234-8333

                                                  THE LIGHTSTONE GROUP, LLC:
                                                  DAVID W. LICHTENSTEIN
                                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                  (732) 367-0129

                                                  MEDIA:      MICHAEL D. BECKERMAN
                                                              BECKERMAN PUBLIC RELATIONS
                                                              (908) 781-6420
                                                              michael@beckermanpr.com
                                                              -----------------------
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               LIGHTSTONE AND PRIME RETAIL AMEND MERGER AGREEMENT


         BALTIMORE -- Prime Retail, Inc. (the "Company") (OTC Bulletin Board:
PMRE, PMREP, PMREO) and The Lightstone Group, LLC ("Lightstone"), a New Jersey-based real estate company, announced today that they amended the merger agreement (the "Merger Agreement") entered into on July 8, 2003 between Prime Outlets Acquisition Company, LLC (the "Buyer"), a Delaware limited liability company which is an affiliate of Lightstone, and the Company, which provides for the Company to be merged with the Buyer (the "Acquisition").

         The amendment increases the aggregate consideration payable to the Company's shareholders and unit holders from $115,000,000 to $115,514,000 and reflects a revised allocation of the consideration among the Company's classes of capital stock. The revised allocation provides that each holder of the Company's Series A preferred stock will receive cash in the amount of $18.400 per share, each holder of the Company's Series B preferred stock will receive cash in the amount of $8.169 per share, and each holder of the Company's common stock will receive cash in the amount of $0.170 per share. Compared to the allocation initially announced by the Company on July 8, 2003, the revised allocation results in an increase of $2.15 per share to the series A preferred stockholders and a decrease of $0.491 and $0.01 per share to the series B preferred stockholders and the common stockholders, respectively.

         In connection with the amendment to the Merger Agreement, the Company's senior management and Houlihan Lokey Howard & Zukin Capital ("Houlihan Lokey"), the Company's financial advisor, agreed to forego fees and benefits in the amount of $409,000 and $105,000, respectively, payable to them in connection with the closing of the transaction.

         Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an affiliate of Houlihan Lokey, has provided an opinion to the special committee and the Company's board of directors that the consideration to be received pursuant to the amended Merger Agreement by each of the classes of the Company's stock, considered independently, is fair to such respective classes, from a financial point of view.


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         On August 29, 2003, the Company received notice of a purported class action lawsuit against the Company, the Company's board of directors and Lightstone filed by four related series A preferred stockholders in the Circuit Court for Baltimore City, Maryland on August 12, 2003. The lawsuit alleges, among other things, that the Company's directors breached their fiduciary duties in approving the proposed merger, that the consideration payable in respect of the series A preferred stock is unfair and inadequate and that the information made available by the Company in connection with the transaction is deficient. The plaintiffs are seeking, among other things, that the transaction contemplated by the Merger Agreement be enjoined or, in the event such transaction is consummated, that it be rescinded and damages be awarded to the series A preferred stockholder class members. The Company believes the lawsuit is without merit and intends to respond accordingly.

         The Company submitted revised preliminary proxy materials concerning the Acquisition to the Securities and Exchange Commission (the "SEC") on September 3, 2003. These materials are available free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain the materials filed with the SEC by the Company free of charge by accessing the Company's website at www.primeretail.com or by requesting such documents in writing from Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 or by telephone at (410) 234-0782.

         Prime Retail is a self-administered, self-managed real estate investment trust engaged in the ownership, leasing, marketing and management of outlet centers throughout the United States. Prime Retail currently owns and/or manages 36 outlet centers totaling approximately 10.2 million square feet of GLA. Prime Retail also owns 154,000 square feet of office space. Prime Retail has been an owner, operator and a developer of outlet centers since 1988. For additional information, visit Prime Retail's website at www.primeretail.com.
                                                        -------------------

         Founded in 1988, The Lightstone Group has become one of the largest, private real estate companies in the industry. The Company owns/manages a diversified portfolio of 15,000 apartments as well as office, industrial and retail properties totaling more than 8.5 million square feet of space in 16 states and Puerto Rico. Headquartered in Lakewood, New Jersey, The Lightstone Group employs over 400 professionals and maintains offices in Maryland, Virginia, California, and New York. The Lightstone Group is currently embarked on an aggressive acquisition and expansion program throughout the United States. For additional information, visit The Lightstone Group's website at www.lightstonegroup.com.
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SOME OF THE STATEMENTS CONTAINED HEREIN WHICH ARE NOT STATEMENTS OF HISTORICAL
FACTS ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVES," "EXPECTS," "ANTICIPATES," "ESTIMATES" AND SIMILAR WORDS OR EXPRESSIONS ARE GENERALLY INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPECTED BECAUSE OF VARIOUS RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, CHANGES IN GENERAL ECONOMIC CONDITIONS, ADVERSE CHANGES IN REAL ESTATE MARKETS AS WELL AS OTHER RISKS AND UNCERTAINTIES INCLUDED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. PRIME RETAIL ACCEPTS NO RESPONSIBILITY FOR UPDATING FORWARD-LOOKING STATEMENTS.

INVESTOR NOTICE

         PRIME RETAIL PLANS TO FILE WITH THE SEC A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE ACQUISITION. INVESTORS OF PRIME RETAIL ARE URGED TO READ THE PROXY STATEMENT WHEN IT IS FILED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. YOU WILL BE ABLE TO OBTAIN THE DOCUMENTS, WHEN THEY BECOME AVAILABLE, FREE OF CHARGE AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY PRIME RETAIL FREE OF CHARGE BY ACCESSING THE COMPANY'S WEBSITE AT WWW.PRIMERETAIL.COM OR BY REQUESTING SUCH DOCUMENTS IN WRITING FROM PRIME RETAIL, INC., 100 EAST PRATT STREET, 19TH FLOOR, BALTIMORE, MARYLAND 21202 OR BY TELEPHONE AT (410) 234-0782.

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         PRIME RETAIL, ITS DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN OF PRIME
RETAIL'S EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF PRIME RETAIL IN CONNECTION WITH THE
ACQUISITION. THESE PARTICIPANTS MAY HAVE INTERESTS IN THE ACQUISITION, IF CONSUMMATED, INCLUDING INTERESTS RESULTING FROM HOLDING EQUITY INTERESTS IN
PRIME RETAIL OR ITS OPERATING PARTNERSHIP. INFORMATION ABOUT THE INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS OF PRIME RETAIL AND THEIR OWNERSHIP OF SECURITIES OF PRIME RETAIL WILL BE SET FORTH IN THE PROXY STATEMENT.

         INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.


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